Exhibit 13.1

CERTIFICATION
Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certify that the Annual Report on Form 20-F for the fiscal year ended December 31, 2005 of PolyMet Mining Corp. (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2006	By:	/s/ William Murray
Name: William Murray Title: Chief Executive Officer

Date: July 31, 2006	By:	/s/ Douglas Newby
Name: Douglas Newby Title: Chief Financial Officer